Exhibit 10.2

SIXTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 2

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 2 (this “Amendment”) is made and entered into as of September 30, 2016, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 2, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 23, 2015, that certain Third Amendment to Amended and Restated Lease No. 2, dated as of September 23, 2015, that certain Fourth Amendment to Amended and Restated Lease No. 2, dated as of June 22, 2016, and that certain Fifth Amendment to Amended and Restated Lease No. 2, dated as of June 30, 2016 (as so amended, the “Lease”);

WHEREAS, simultaneously herewith, HPT TA Properties Trust has acquired from Tenant certain land and improvements comprising a travel center having an address at 289 Howard Baker Highway, Pioneer, Tennessee, as further described on Exhibit A-40 attached to this Amendment (collectively, the “Pioneer Property”);

WHEREAS, Landlord and Tenant desire to amend the Lease to include the Pioneer Property as a Property (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease); and

WHEREAS, Guarantor is executing this Amendment to confirm the continuation of the Guaranty;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Base Year.  The defined term “Base Year” set forth in Section 1.10 of the Lease shall mean, with respect to the Pioneer Property, the 2019 calendar year.

2.                                      Commencement Date.  The defined term “Commencement Date” set forth in Section 1.18 of the Lease shall mean, with respect to the Pioneer Property, the date of this Amendment.

3.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is hereby deleted in its entirety and replaced with the following:

1.66                        “Minimum Rent” shall mean Fifty-One Million Two Hundred Twenty-Four Thousand Two Hundred Ninety-Three and 19/100ths Dollars ($51,224,293.19), as adjusted from time to time pursuant to Section 3.1.1(b).

4.                                      Leased Property.  Section 2.1(a) of the Lease is hereby amended by deleting the reference to “Exhibits A-1 through A-39” in the second line thereof and replacing it with a reference to “Exhibits A-1 through A-40.”

5.                                      Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-39” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-40” attached hereto and (b) adding Exhibit A-40 attached to this Amendment immediately following Exhibit A-39 to the Lease.

6.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

7.                                      Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Sixth Amendment to Amended and Restated Lease Agreement No. 2]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

EXHIBITS A-1 through A-40

Land

Exhibit	TA Site No.	Property Address
A-1	54	9201 Grand Bay Wilmer Rd, Grand Bay (Mobile), AL 36541.
A-2	7	2949 S. Toltec Road, Eloy, AZ 85213.
A-3	94	946 West Beale Street, Kingman, AZ, 86401.
A-4	33	408 Highway 149 North, Earle (West Memphis), AR 72331.
A-5	227	2930 Lenwood Rd., Barstow, CA 92311.
A-6	57	19483 Knighton Rd., Redding, CA 96002.
A-7	248	1650 C.R. 210 West, Jacksonville (Jacksonville South), FL 32259.
A-8	158	11706 Tamp Gateway Blvd., Seffner (Tampa), FL 33584.
A-9	156	30732 Highway 441 South, Commerce, GA 30529.
A-10	249	6901 Bellville Road, Lake Park, GA 31636.
A-11	167	4115 Broadway, Boise, ID 83705.
A-12	30	16650 Russell Rd., Russell (Chicago North), IL 60075.
A-13	199	819 Edwardsville Road, Troy, IL 62294.
A-14	65	2636 E. Tipton Street, Seymour, IN 47274.
A-15	66	3210 South 7th Street, Council Bluffs, IA 51501.
A-16	237	8560 Greenwood Rd., Greenwood, LA 71033.
A-17	69	1255 N. Dixie Hwy, Monroe, MI 48162.
A-18	190	13400 Rogers Drive, Rogers, MN 55374.
A-19	52	100 North Broadway, Oak Grove, MO 64075.
A-20	90	103 Prospectors Drive, Ogallala, NE 69153.
A-21	108	8050 Dean Martin Drive, Las Vegas, NV 89139.
A-22	48	975 St. Rt. 173, Bloomsbury, NJ 08804.
A-23	23	HC 69 - Box 120, Santa Rosa, NM 88435.
A-24	209	40 Riverside Drive, Fultonville, NY 12072.
A-25	2	1101 NC Highway 61, Whitsett (Greensboro), NC 27377.
A-26	39	10679 Lancaster Rd., Hebron, OH 43025.
A-27	29	5551 St. Rt. 193, Kingsville, OH 44048.
A-28	59	501 South Morgan Road, Oklahoma City (West), OK 73128.
A-29	56	21856 Bents Road, NE, Aurora (Portland), OR 97002.
A-30	215	4050 Depot Road, Erie (Harborcreek), PA 16510.
A-31	12	7848 Linglestown Road, Harrisburg, PA 17112.
A-32	13	608 Lovell Road, Knoxville, TN 37932.
A-33	17	6800 Thompson Road, Baytown, TX 77522.
A-34	230	704 West Interstate 20, Big Spring, TX 79720.
A-35	147	6170 I-10 East, San Antonio, TX 78219.
A-36	1	100 N. Carter Road, Ashland (Richmond), VA 23005.
A-37	170	435 Winton Parkway, Livingston, CA 95334.
A-38	369	3001 Grant Street, Gary, IN 46408.
A-39	402	24225 and 24263 West Lorenzo Road, Wilmington, IL 60481
A-40	255	289 Howard Baker Highway, Pioneer, TN 37847

[See attached copies.]

EXHIBIT A-40

289 Howard Banker Highway
Pioneer, TN 37847

All of that certain land as shown on Plat Cabinet B, Page 568 in the Register’s Office for Campbell County, Tennessee.

Together with the non-exclusive right to use two (2) rights of way easement for ingress and egress purposes, including the right to construct and maintain roadways for such purposes, described in Book W480, Page 790, as follows:

Easement No. 1:

Beginning at an iron pin at the right of way of State Highway 63, near its intersection with Interstate 75, at a corner common with Myers; thence with said Highway S 88 deg. 13’ E 52.5 feet to an iron pin; thence leaving said Highway S 12 deg. 32’ 50” E 309.30 feet to an iron pin; thence N 72 deg. 55’08” W 52.5 feet to an iron pin; thence N 13 deg. 33’39” W 296.36 feet to the point of beginning.

Easement No. 2:

Beginning at an iron pin at the right of way of State Highway 63, near its intersection with Interstate 75, at a corner common to the Exxon property; thence N 56 deg. 26’ E 56.0 feet to a highway monument at the right of way of Interstate 75; thence with said right of way S 60 deg. 02’ E 681.06 feet to an iron pin; thence S 29 deg. 44’36” 104.13 feet to an iron pin; thence N 44 deg. 05’ W 15 feet to an iron pin; thence N 60 deg. 02’ W 398.41 feet to an iron pin; thence N 67 deg. 34’ E 62.95 feet to an iron pin; thence N 60 deg. 02’ W 269.00 feet to an iron pin at the right of way of State Highway 63, the point of beginning.

Being the same property conveyed to TA Operating LLC, a Delaware limited liability company from Nellie Myers by deed of record in Book W480, page 790, in the Register’s Office for Campbell County, Tennessee.

For reference only:

Tax ID# Map 91, Parcels 004.00, 005.00, 006.00, 007.01, & 007.02

Together with a 50’ Access Easement recorded at Book W480, Page 796.